UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Educational Development Corporation
(Name of Registrant as Specified In Its Charter)

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Notice of Annual Meeting
and Proxy Statement

Annual Meeting of Shareholders
Thursday, July 21, 2011

EDUCATIONAL DEVELOPMENT CORPORATION
10302 East 55th Place
Tulsa, Oklahoma 74146

June 21, 2011

To The Shareholders of Educational Development Corporation:

You are cordially invited to attend the 2011 annual meeting of shareholders of Educational Development Corporation on Thursday, July 21, 2011 at our Corporate offices, 10302 E 55th Place, Tulsa, Oklahoma, commencing at 10:00 a.m., Central time.

The notice of the annual meeting and proxy statement accompanying this letter provide information concerning matters to be considered and acted upon at the annual meeting.  During the annual meeting we will provide a report on our operations, followed by a time for questions and answers.

Whether or not you plan to attend the annual meeting, we encourage you to sign and return the enclosed proxy card as promptly as possible in the enclosed postage paid envelope so that your shares are represented at the meeting.  Regardless of the number of shares you own, your vote is important.

Thank you for your continued interest and support.

Sincerely,

Randall W. White
Chairman of the Board and President

Enclosures

EDUCATIONAL DEVELOPMENT CORPORATION
10302 East 55th Place
Tulsa, Oklahoma 74146
(918) 622-4522

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE:	10:00 a.m. on July 21, 2011

PLACE:	Educational Development Corporation
Corporate Office, Executive Conference Room
10302 East 55th Place
Tulsa, Oklahoma

ITEMS OF BUSINESS:	(1) To elect one Class I director
(2) To ratify the appointment of HoganTaylor LLP as our independent registered public accounting firm for the year ending February 28, 2012
(3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

WHO CAN VOTE:	You are entitled to vote if you were a shareholder of record at the close of business on the record date, June 10, 2011.

VOTING BY PROXY:
Please submit a proxy as soon as possible so that your shares of our common stock can be voted at the Annual Meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the enclosed proxy card.

2011 ANNUAL REPORT:	A copy of our fiscal year 2011 Annual Report is enclosed.

DATE OF MAILING:	This notice, the attached Proxy Statement, the accompanying proxy card and our 2011 Annual Report are first being mailed to shareholders on or about June 21, 2011.

By Order of the Board of Directors

Randall W. White,
Chairman of the Board and President

Tulsa, Oklahoma
June 21, 2011

QUESTIONS AND ANSWERS

WHO MAY ATTEND THE ANNUAL MEETING?

All shareholders who held shares of our common stock on June 10, 2011 may attend.  If your stock is held in the name of a broker, bank, or other holder of record, often referred to as “in street name,” just bring a copy of your brokerage account statement or a proxy card which you can get from your broker, bank, or other holder of record of your stock.

WHAT IS A PROXY?

A proxy is your legal designation of another person to vote the stock you own.  That other person is called a proxy.  If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.  Randall W. White and Marilyn R. Pinney have been designated by the Company as proxies for the 2011 Annual Meeting of Shareholders.

WHO CAN VOTE AT THE MEETING?

The record date for the 2011 Annual Meeting of Shareholders is June 10, 2011.  The record date was established by our Board of Directors.  Shareholders of record at the close of business on the record date are entitled to:
(a)  receive notice of the meeting; and
(b)  vote at the meeting and any adjournments or postponements of the meeting.
On the record date, 3,888,871 shares of our common stock were outstanding.  Each shareholder is entitled to one vote for each share of common stock held on the record date, except that cumulative voting is authorized with respect to the election of directors, as further described under “Voting Securities,” in this Proxy Statement.

HOW DO I VOTE?

You may vote in person at the meeting or you may appoint a proxy, by mail, to vote your shares.  If you return a signed card but do not provide voting instructions, your shares will be voted FOR the proposal to be voted on at the meeting.

WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

(a) By Written Proxy: Shareholders of record can vote by marking, signing, and timely returning the enclosed proxy card. Street name or beneficial holders must follow the directions provided by their broker, bank, or other nominee in order to direct such broker, bank, or nominee how to vote.
(b) In Person: All shareholders may vote in person at the meeting. Street names or beneficial holders must obtain a legal proxy from their broker, bank, or nominee prior to the meeting in order to vote in person.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of our outstanding shares of common stock, as of the record date, must be present at the annual meeting in order to hold the annual meeting and conduct business. This is called a quorum. Shares of our common stock are counted as present at the annual meeting if the holder of such shares:
(a)  is present and votes in person at the annual meeting; or
(b)  has properly submitted a proxy card.

HOW ARE ABSTENTIONS COUNTED?

Abstentions are counted as present for the purpose of determining the presence of a quorum.

HOW DO I REVOKE MY PROXY?

You have the right to revoke your proxy at any time before the meeting by:
(1)  notifying our corporate secretary in writing;
(2)  returning a later-dated proxy card; or
(3)  voting in person.

WILL MY STOCK BE VOTED IF I DO NOT PROVIDE MY PROXY?

Your stock may be voted if it is held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions.  Brokerage firms have the authority under the rules of The NASDAQ Stock Market, Inc., or NASDAQ, to vote stock for which their customers do not provide voting instructions on certain “routine” matters.  We believe that the ratification of our independent accounting firm is a routine matter for which brokerage firms may vote stock that is held in the name of brokerage firms but do not have voting instructions from you.

WHAT IF A SHAREHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Shareholders should specify their choice for each matter on the enclosed proxy.  If no specific instructions are given, proxies that are signed and returned will be voted FOR the election of all director nominees.

WHAT HAPPENS IF I DON’T VOTE?

If you do not return your proxy, or vote in person or through a firm, your non-vote will have no effect on the outcome.

WILL ADDITIONAL PROPOSALS BE PRESENTED, OTHER THAN THOSE INCLUDED IN THIS PROXY STATEMENT?

We know of no matters to be presented at the annual meeting other than those included in this notice.  By signing the proxy card you are also giving authority to the persons named on the proxy card to take action on additional matters that may properly come before the annual meeting.  Should any other matter requiring a vote of shareholders arise, the persons named in the accompanying proxy card will vote according to their best judgment.

HOW MANY VOTES ARE NEEDED TO APPROVE OUR PROPOSALS?

The affirmative vote of a plurality of the shares of common stock present in person or by proxy and entitled to vote is required for the election of a director. However, other matters that may properly come before the annual meeting may require a majority or more than a majority vote under our By-laws, the laws of the state of Delaware, our Amended and Restated Certificate of Incorporation, or other applicable laws.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card and proxy statement.  Please sign and return all proxy cards to ensure that all your shares of common stock are voted.  We encourage you to have all accounts registered in the same name and address whenever possible.

WHAT IF ONLY ONE COPY OF THESE PROXY MATERIALS WAS DELIVERED TO MULTIPLE SHAREHOLDERS WHO SHARE A SINGLE ADDRESS?

In some cases, only one copy of this Proxy Statement is being delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.  We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and the accompanying 2009 Annual Report to a shareholder at a shared address to which a single copy of the document was delivered.  To request a separate delivery of these materials now or in the future, a shareholder may submit a written request to Corporate Secretary, Educational Development Corporation, 10302 E. 55th Place, Tulsa, OK 74146 or an oral request by telephone at (918) 622-4522.  Additionally, any shareholders who are presently sharing an address and receiving multiple copies of either the Proxy Statement or the 2011 Annual Report and who would rather receive a single copy of such materials may instruct us accordingly by directing their request to us in the manner provided above.

WHO BEARS THE COST OF THIS SOLICITATION?

This accompanying proxy is being solicited by and on behalf of our Board of Directors.  We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials.  In addition, we may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of shares of our common stock for their expenses in forwarding solicitation materials to such beneficial owners.  In addition to sending you these materials, some of our directors, officers and employees may contact you personally or by mail, telephone, facsimile, email or other means of communication (electronic or otherwise).  No additional compensation will be paid for such services but out-of-pocket expenses may be reimbursed

WHAT IS THE DIFFERENCE BETWEEN HOLDING STOCK AS A “SHAREHOLDER OF RECORD” AND HOLDING STOCK AS “BENEFICIAL OWNER” (OR “IN STREET NAME”)?

Most shareholders are considered the “beneficial owners” of their stock, that is, they hold their stock through a broker, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between stock held of record and stock owned beneficially or in “street name.”
(a) Shareholder of Record:  If your stock is registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to that stock and proxy materials are sent directly to you by us.  As our shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting.  We have enclosed a proxy card for your vote.
(b) Beneficial Owner:  If your stock is held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or nominee (who is considered the shareholder of record with respect to those shares).  As the beneficial owner, you have the right to direct your broker, bank, or nominee on how to vote if you follow the instructions you receive from your broker, bank, or nominee.  You are also invited to attend the annual meeting.  However, since you are not the shareholder of record, you may not vote these shares in person at the annual meeting, unless you request, complete, and deliver the proper documentation provided by your broker, bank or nominee and bring it with you to the meeting.

VOTING SECURITIES

Our $.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation.  The number of shares of our common stock which may be voted at the meeting or any adjournment thereof is 3,888,871 shares [see comment above about the number of outstanding shares], which was the number of shares outstanding as of June 10, 2011, the record date.  Each shareholder is entitled to one vote for each share of our common stock held, except that cumulative voting is authorized with respect to the election of directors.  In other words, solely for the purpose of electing directors, each share of our common stock will entitle the holder thereof to a number of votes equal to the number of directors being elected and each shareholder may cast all of his votes for a single nominee, or may distribute them among any two or more nominees.  Votes will be tabulated by an inspector of election appointed by our Board of Directors.

PROPOSAL FOR ACTION AT THE ANNUAL MEETING
Proposal One:
Election of Directors

Our Amended and Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall consist of three to fifteen directors, the exact number of which is determined by resolution of the Board of Directors or by the shareholders at the annual meeting.  The Board of Directors has adopted a resolution establishing five (5) as the number of directors of the Company.

Our Amended and Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, each consisting of as close to one-third of the total directors as possible.  Each class of directors serves a three-year term expiring at the Annual Meeting of Shareholders in the year listed in the table below:

Class I (2011)	Class II (2012)	Class III (2013)
James F. Lewis	Ron McDaniel	John A. Clerico
	Kara Gae Neal	Randall W. White

Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated James F. Lewis for election as Class I director, to serve a three-year term to expire at the Annual Meeting of Shareholders in 2014, or until a successor is duly elected and qualified.  Mr. Lewis is currently serving as a director and has consented to serve for a new term.

Directors in Class II and Class III are not being re-elected this year and will continue in office for the remainder of their terms, as described above, unless such directors resign or their service as directors otherwise ceases in accordance with our Amended and Restated Certificate of Incorporation and By-laws.

The persons named in the accompanying proxy card intend to vote such proxy in favor of the election of the nominee named below, who is currently a director, unless authority to vote for the director is withheld in the proxy.  Although the Board of Directors has no reason to believe that the nominee will be unable to serve as a director, if a nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors, unless contrary instructions are given on the proxy.

The affirmative vote of a plurality of the shares of our common stock present in person or by proxy at the meeting and entitled to vote is required for the election of directors.  Proxies for which authority to vote for the nominee is withheld and broker non-votes will be tabulated for the purpose of computing the number of shares of our common stock present for purposes of determining the presence of a quorum for the meeting.  They will have no effect on the outcome of the election of the directors.

Set forth below is certain information with respect to the nominee for election as a director and each continuing director. Our Board of Directors unanimously recommends a vote FOR the nominee.

NOMINEE

			Director
Name and Business Experience	Age	Class	Since

James F. Lewis	69	I	1992

Mr. Lewis is the retired owner and CEO of The Lewis Companies, a major Oklahoma construction company.  He held that position for thirty years until his retirement in 2001.

CONTINUING DIRECTORS

Name and Business Experience	Age	Class	Since

Ronald T. McDaniel	73	II	2010

Retired Vice President of Sales of Educational Development Corporation, Tulsa, Oklahoma, where he served as Vice President thereof from September 2000 until June 2010.

Kara Gae Neal	67	II	2011

Superintendent and CEO of Tulsa Technology Center, Tulsa, Oklahoma.

John A. Clerico	69	III	2004

Mr. Clerico is the co-founder and Chairman of ChartMark Investments, Inc., an investment management firm, since 2000.  He was Executive Vice President and Chief Financial Officer of Praxair, Inc., a major industrial gas company, from 1992 until 2000.

Randall W. White	69	III	1984

Mr. White has been Chairman of the Board of EDC since September 1986, President of EDC since January 1986, and Treasurer of EDC from February 1984.  From February 1980 until joining EDC in January 1983, he served as the Chief Financial Officer of Nicor Drilling Company, Tulsa, Oklahoma, an oil and gas drilling company.

BOARD OF DIRECTORS

BOARD RESPONSIBILITIES

Our Board of Directors, which is elected by our shareholders, is responsible for directing and overseeing the business and affairs of the Company.  In carrying out its responsibilities, the Board of Directors selects and monitors the top management of the Company, provides oversight of our financial reporting processes and determines and implements our governance policies.

CORPORATE GOVERNANCE
The primary goal of our Board is to maximize shareholder value over the long term.  Our Board of Directors and management are committed to good corporate governance to ensure that the Company is managed for the long-term benefit of our shareholders.  During the past year, our Board of Directors and management have reviewed and updated our corporate governance policies and practices.  Our corporate governance policies and practices are in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the Securities and Exchange Commission, or the SEC, and NASDAQ.

We have in place a variety of policies and practices to promote good corporate governance.  Consistent with our Corporate Governance Guidelines, the majority of our Board of Directors is independent in accordance with the rules of NASDAQ and all members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee also meet the NASDAQ guidelines for independence.  The Compensation Committee, which evaluates our CEO’s performance in light of corporate goals and objectives, approves the compensation of the CEO.

The Nominating and Corporate Governance Committee of our Board of Directors is responsible for reviewing the Corporate Governance Guidelines periodically and reporting and making recommendations to the Board concerning corporate governance matters.  Among the matters addressed by the Corporate Governance Guidelines are:

♦ Director Independence - Independent directors shall constitute at least a majority of our Board of Directors.

♦ Monitoring Board Effectiveness - The Corporate Governance Guidelines require that the Board, led by the Nominating and Corporate Governance Committee, conduct an annual self-evaluation of the functioning of the Board and the Board committees.

♦ Executive Sessions of Independent Directors - The non-employee directors regularly meet without management present.

♦ Board Access to Independent Advisors - Our Board of Directors as a whole, and each of its committees separately, have authority to retain such independent consultants, counselors or advisors to the Board or its committees as each shall deem necessary or appropriate.

♦ Board Committees - All members of the Audit, Compensation, and Nominating and Corporate Governance Committees are required to be independent in accordance with NASDAQ Rules.

Copies of our Corporate Governance Guidelines, Code of Conduct and Ethics and Committee charters can be found on our website at http://www.edcpub.com.

MEETINGS OF THE BOARD OF DIRECTORS

Our Board of Directors held eight meetings during fiscal year 2011.  Each director attended at least 50% of the meetings of the Board of Directors and the Board committees on which he served in fiscal year 2011.  Under our Corporate Governance Guidelines, directors are expected to be active and engaged in discharging their duties and to keep themselves informed about the business and operations of the Company.  Although we have no formal policy, directors are expected to make every effort to attend the annual meeting of shareholders.  Last year, two of our directors attended our annual meeting.

CODE OF BUSINESS CONDUCT AND ETHICS

We have a Code of Conduct and Ethics that applies to all of our directors, officers and employees, including our chief executive officer and principal accounting officer.  During fiscal year 2011, no waivers were granted to any provision of the Code of Conduct and Ethics.  A copy of our Code of Conduct and Ethics is available on our Internet website at http://www.edcpub.com.

INDEPENDENCE OF DIRECTORS

The Board of Directors has determined that each of John A. Clerico, James F. Lewis and Kara Gae Neal is “independent” within the meaning of Rule 4200(a)(15) of the NASDAQ listing standards.  A copy of our Director Independence Standards is available our Internet website at http://www.edcpub.com.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

You may communicate with our directors, individually or as a group, by writing to Board of Directors, Educational Development Corporation, 10302 East 55th Place, Tulsa, Oklahoma 74146.  All such communications will be forwarded to the relevant director(s), except for solicitations or other matters not related to the Company.

NOMINATION PROCESS

The members of the Nominating and Corporate Governance Committee (the “Committee”), other than incumbent director nominees, discuss the qualifications of the director nominees and the needs of the Company.  The Committee will consider nominees recommended by our directors, officers and shareholders.  In evaluating director candidates, the Committee considers factors that are in the best interests of the Company and its shareholders, including, but not limited to, the knowledge, experience, integrity and judgment of possible candidates for nomination as directors; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Committee desires to have represented on the Board of Directors, including familiarity with and experience in our specific industry; the NASDAQ’s requirements for directors, including any applicable independence standards and other qualifications and experience; each candidate’s ability to devote sufficient time and effort to his or her duties as a director of the Company and, where applicable, prior service as a director of the Company.  There are, however, no stated minimum criteria for director nominees.  The Committee recommends candidates to the Board of Directors for election at the annual meeting of shareholders.

SHAREHOLDER NOMINATIONS FOR DIRECTORS

The Nominating Committee of the Board of Directors will consider candidates for director nominees that are recommended by shareholders of the Company in accordance with the procedures set forth below. Any such nominations should be submitted to the Nominating Committee of the Board of Directors in care of the Corporate Secretary, Educational Development Corporation, 10302 East 55th Place, Tulsa, OK. 74146 and accompany it with the following information:

♦ Appropriate biographical information, a statement as to the qualifications of the nominee and any other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

♦ The name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such shareholder(s).

♦ The written recommendation should be submitted at least nine months prior to the next regularly scheduled Annual Meeting of Shareholders in order the provide the Nominating Committee sufficient time to review the candidate and his or her qualifications and to make their recommendation to the Board of Directors.

COMPENSATION OF DIRECTORS

As compensation for all services rendered as a director of the Company, the Company has a standard arrangement whereby a director who is not also an officer of the Company is paid $400 for each directors’ meeting attended in person.  Each director who is not also an officer of the Company and who is a member of and who attends a meeting of one of the Committees of the Board of Directors is paid $150 for such attendance.  Directors are not paid for directors meetings or Committee meetings held by means of conference calls.

We do not have any formal policies or procedures relating to granting options to the members of our Board of Directors as a part of compensating such members for their service on our Board of Directors.  However, from time to time in the past, we have granted options to the members of our Board of Directors, under our 1992 Incentive Stock Option Plan, as compensation for serving on the Board of Directors.

COMMITTEES OF BOARD OF DIRECTORS

(i) The Executive Committee is responsible for assisting management in establishing long-range plans, budgets and marketing and development plans.  A written charter governs its activities.  The Executive Committee consists of Messrs. Clerico, McDaniel and White.  No separate meetings of this committee were held during the fiscal year ended February 28, 2011.  All committee actions were taken by the Board of Directors as a whole during the regular Board of Directors’ meeting.

(ii) The Compensation Committee is composed of independent directors (as defined by NASDAQ) and is responsible for determining the compensation of our executive officers and administering our 1992 Incentive Stock Option Plan and the 2002 Stock Option Plan.  A written charter governs its activities.  The Compensation Committee consists of Messrs. Clerico and Lewis, and Dr. Neal.  The Committee held one meeting during the fiscal year ended February 28, 2011 (see Report of the Compensation Committee elsewhere in this Proxy Statement).

(iii) The Audit Committee is composed of independent directors (as defined by NASDAQ).  The Audit Committee consists of Messrs. Clerico and Lewis and Dr. Neal.  Mr. Clerico serves as the audit committee’s financial expert.  A written charter governs their activities.  The Audit Committee reviews our financial statements and any audit reports from the independent registered public accountants.  The Audit Committee annually considers the qualifications of the independent registered public accountants of the Company and makes recommendations to the Board on the engagement of the independent registered public accountants.  The Audit Committee held four meetings during the fiscal year ended February 28, 2011 for the purpose of reviewing our quarterly results.  Also, the Chairman of the Audit Committee met four times with the independent registered public accountants (see Report of the Audit Committee elsewhere in this Proxy Statement) during the fiscal year ended February 28, 2011 for the purpose of reviewing our quarterly and annual results.

(iv) Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is currently comprised of Messrs. Clerico and Lewis, and Dr. Neal, each of whom qualifies as “independent” under the rules of NASDAQ, with Mr. Lewis serving as chairman.  Their activities are governed by a written charter.  The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members, reviewing candidates recommended by our shareholders, recommending to the Board the director nominees for the annual meeting of shareholders, developing and recommending to the Board a set of corporate governance principles and playing a general leadership role in our corporate governance.  No separate meetings of this Committee were held during the fiscal year ended February 28, 2011.  All committee actions were taken by the Board of Directors as a whole during the regular Board of Directors’ meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2011, no member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries. None of our executive officers or members of our Board of Directors serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 10, 2011, the number of shares of our common stock held by any persons known to our management to be beneficial owners of more than 5% of our outstanding common stock, and the number of shares of our common stock beneficially owned by each of our directors, each of the executive officers named in the Summary Compensation Table, and by all directors and nominees and executive officers as a group.

Name of Individual	Amount of Beneficial	Percent of
or group	Ownership	Class (1)
FMR Corp
82 Devonshire Street
Boston, MA 02109	386,892	9.9%
First Wilshire Securities Management, Inc	383,253	9.9%
John A. Clerico	26,000	*
James F. Lewis	100,198	2.6%
Craig White	130,188	3.4%
Randall W. White	767,671	19.7%
All directors and executive officers	1,034,264	26.5%
as a group (7 persons)

*less than 1 percent

(1)
The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired by such person or group pursuant to stock options which are currently exercisable or which become exercisable within 60 days, however, shares which may be acquired by such person or group pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class for shares beneficially owned by any other person or group.

SECTION 16 (A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers, and any persons holding more than ten percent of our Common Stock are required to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the SEC and to furnish the Company with a copy of each such report.  Specific due dates for these reports have been established and we are required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 2011.  To our knowledge, based solely on review of the copies of such reports furnished to us, during and with respect to fiscal year 2011, all Section 16(a) filing requirements were satisfied.

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to the compensation of our President during the fiscal years ended February 28, 2011, February 28, 2010 and February 28, 2009.

		Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation (1)(2)

Randall W. White	2011	$150,000	$28,000	$4,365
Chairman of the	2010	$150,000	$22,000	$8,643
Board, President	2009	$150,000	$22,000	$6,041
And Treasurer

(1) Does not include the value of perquisites or other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of $50,000 or 10% of the annual salary and bonus in any of the three fiscal years reported in the Summary Compensation Table.

(2) The difference between the cost of Company shares acquired by the executive officer in the EDC Employee's 401(k) Plan and the market value of those shares at the time of acquisition.

EMPLOYMENT CONTRACTS

The Company has an employment agreement with Randall W. White, President of the Company, which expires March 1, 2013 and provides for annual compensation of $150,000.   The agreement provides that in the event of a change of control, White is to receive not less than twelve months base salary.  In the event the Company, without cause, terminates White, then White is to receive not less than twelve months base salary.   In the event the Company, with cause, terminates White, then White is to receive all earned but unpaid base salary and his unexercised stock options shall become null and void.

COMPENSATION COMMITTEE REPORT

The fundamental philosophy of our compensation program is to offer competitive compensation opportunities for our executive officers, based primarily on the individual executive’s personal performance relative to his or her area of responsibility and the contribution to our short-term and long-term strategic objectives.  This philosophy is further driven by the concept of rewarding the executive officers through a cash bonus program and a stock option program when the Company is profitable.

Each compensation package for an executive officer of the Company drawing over $100,000 per year is reviewed annually by the Compensation Committee and submitted to the Board of Directors for their approval.

The foundation of our executive compensation program is based upon the promotion of our short-term and long-term business objectives, the creation of a performance-oriented environment, and the enhancement of shareholder value through the greatest achievable profitability.  The elements of our executive compensation program are: base salary compensation, cash bonus compensation and stock options.

Base salary compensation is intended to compensate the executive officers at a level commensurate with their responsibilities and contribution to the short- and long-term objectives of the Company.  The Committee further takes into account the local and general economic conditions, future business prospects, and length of employment with the Company.  Both the cash bonus compensation program and the stock option program are based upon the profitability of the Company and other considerations including sales levels, earnings per share levels and return on equity.

In its annual review of executive officer compensation for fiscal 2011, the Committee considered the salary and bonus of the Company’s Chief Executive Officer, Randall W. White, in light of the Company’s overall performance for fiscal 2011 and the performance of the CEO relative to the long-term objectives of the Company.  Based on that review, a cash bonus related to performance for fiscal 2011 was authorized.

James F. Lewis
John A. Clerico
Kara Gae Neal

OPTION EXERCISES DURING FISCAL YEAR ENDED
FEBRUARY 28, 2011 AND OPTION VALUES AT FEBRUARY 28, 2011

The following table sets forth certain information with respect to options exercised by our President during the fiscal year ended February 28, 2011, and the number and value of unexercised stock options held by him at the end of the fiscal year.

Name	Shares Acquired on Exercise	Value Realized (2)	Number of Securities Underlying Unexercised Options at FY-End February 28,2011(1)	Value of Unexercised In-the-Money Options At FY-End February 28,2020 (1)(3)
Randall W. White	0	0	0	$0

(1) All unexercised options were exercisable as of February 28, 2011.

(2) Calculated by multiplying the number of shares acquired on exercise times the difference between (a) the closing stock price of the Common Stock at the exercise date and (b) the per share option exercise price.

(3) Calculated by multiplying the number of unexercised options times the difference between (a) the closing stock price of the Common Stock at February 28, 2011 and (b) the per share option exercise price.

COMPENSATION PLANS

The following table sets forth the securities authorized for issuance under our equity compensation plans (including individual compensation arrangements) as of February 28, 2011.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstand- ing options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	16,000	$5.55	848,184
Equity compensation plans not approved by security holders	- 0 -	- 0 -	- 0 -
Total	16,000	$5.55	848,184

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of the three directors named below.  Each member of the Audit Committee is an independent director as defined by NASDAQ rules.  A written charter adopted by the Board of Directors governs the Audit Committee’s activities.  The Audit Committee has reviewed and discussed our audited financial statements with management, which has primary responsibility for the financial statements.

HoganTaylor LLP is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee has discussed with HoganTaylor LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, which includes, among other items, matters relating to the conduct of an audit of our financial statements.  The Audit Committee has received the written disclosures and the letter from HoganTaylor LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with HoganTaylor LLP their independence from the Company.  Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 28, 2011 and in our fiscal year 2011 Annual Report to Shareholders.

Submitted by the members of the Audit Committee of the Board of Directors,
John A. Clerico, Chairman
James F. Lewis

Important Notice Regarding the Availability
of Proxy Materials for the Shareholder Meeting
to Be Held on July 21, 2011

• The proxy statement and annual report to shareholders are available at www.edcpub.com.

Other Information:

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended February 28, 2011 and 2010 by our independent registered public accountants HoganTaylor LLP.

	HoganTaylor, LLP
	Fiscal	Fiscal
	Year	Year
	2011	2010

Audit Fees (1)	$75,750	$72,500
Audit related fees	--	--
Tax fees (2)	8,750	5,750
All other fees	--	--
Total	$84,500	$78,250

(1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as review of our interim unaudited financial statements included in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

(2) Tax fees consist of tax compliance, tax planning or tax advice.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our board of directors, upon recommendation of the audit committee, has appointed HoganTaylor LLP as our independent registered public accounting firm for the year ending February 28, 2012. HoganTaylor LLP was our independent accountant for the year ended February 28, 2011.

Although the selection and appointment of independent registered public accounting firm is not required to be submitted to a vote of shareholders, the board of directors has determined to ask our shareholders to approve this appointment.

PROPOSAL FOR THE RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal Two:

Approval of Proposal 2 to ratify the appointment of HoganTaylor LLP as our independent registered public accounting firm for the year ending February 28, 2012, requires the affirmative vote of a majority of the "votes cast" on the proposal at the meeting either in person or by proxy. "Votes cast" means all shares that are voted "for," "against," "withhold," or "abstain" with respect to a proposal. Abstentions will have the effect of a vote against the proposal and broker non-votes will be treated as not present and will not be considered in determining the "votes cast" either for or against Proposal 2.

The board of directors recommends that shareholders vote FOR the ratification of the appointment of HoganTaylor LLP as our independent registered public accounting firm for the year ending February 28, 2012.

Representatives from HoganTaylor LLP are expected to be present at the annual meeting of shareholders, will be given the opportunity to make a statement if they so desire, and will be available to respond to any appropriate questions.

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of our independent registered public accountants.  The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by our independent registered public accountants.  On an ongoing basis, our management presents specific projects and categories of service to the Audit Committee for which advance approval is requested.  The Audit Committee reviews those requests and advises management if the Audit Committee approves the engagement of our independent registered public accountants for such services.  On a periodic basis, our management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.

SHAREHOLDER PROPOSALS

The rules of the SEC govern when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders.  Under these rules, proposals that shareholders would like to submit for inclusion in our proxy statement for our 2012 annual meeting of shareholders should be received by our Corporate Secretary no later than February 24, 2012.  Only those shareholder proposals eligible for inclusion under the rules of the SEC will be included in our proxy statement.

In addition, if a shareholder wishes to present a proposal at the 2012 annual meeting that will not be included in our proxy statement and the Company is not notified prior to May 15, 2012, then the proxies solicited by our management for the 2012 annual meeting will include discretionary authority to vote on the proposal in the event that it is properly brought before the meeting.

ANNUAL REPORT AND FORM 10-K

The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended February 28, 2011.  Shareholders are referred to such Annual Report for information about our business and activities, but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

Copies of our Annual Report on Form 10-K filed with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, will be provided without charge to record or beneficial owners of shares of our common stock entitled to vote at the meeting.  Written requests for copies of said report should be directed to Randall W. White, President of the Company, at our corporate headquarters located at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515

OTHER MATTERS

Management does not intend to present and does not have any reason to believe that others will present at the annual meeting any item of business other than as stated in the Notice of Annual Meeting of Shareholders.  If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares of our common stock represented thereby in accordance with their best judgment and discretionary authority to do so is included in the Proxy.

By order of the Board of Directors
Randall W. White
Chairman of the Board and President

Tulsa, Oklahoma
June 21, 2011

10302 East 55th Place
Tulsa, OK  74146
www.edcpub.com

ANNUAL MEETING OF SHAREHOLDERS OF

EDUCATIONAL DEVELOPMENT CORPORATION

July 21, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.edcpub.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

10030000000000000000 3 072111

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. UPON THE ELECTION OF DIRECTOR:

NOMINEE:
James F. Lewis (Class I Director)

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of Hogan Taylor LLP as Independent Registered Public Accounting Firm for fiscal year 2012.	☐	☐	☐

The foregoing is as set forth in the Notice of said meeting and in the accompanying Proxy Statement, receipt of which are hereby acknowledged.

THIS PROXY WILL BE VOTED AS INDICATED BY THE SHAREHOLDER(S). IF NO CHOICE IS INDICATED ON THE ABOVE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

The Board of Directors knows of no other proposals to come before this meeting. IF ANY OTHER MATTERS SHOULD BE BROUGHT BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY OR THEIR SUBSTITUTES WILL VOTE THIS PROXY ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGMENT.

The undersigned hereby revokes any Proxy heretofore given, and ratifies all that said proxies may lawfully do or cause to be done by virtue hereof.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

EDUCATIONAL DEVELOPMENT CORPORATION

July 21, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.edcpub.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

10030000000000000000 3 072111

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. UPON THE ELECTION OF DIRECTOR:

NOMINEE:
James F. Lewis (Class I Director)

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of Hogan Taylor LLP as Independent Registered Public Accounting Firm for fiscal year 2012.	☐	☐	☐

The foregoing is as set forth in the Notice of said meeting and in the accompanying Proxy Statement, receipt of which are hereby acknowledged.

THIS PROXY WILL BE VOTED AS INDICATED BY THE SHAREHOLDER(S). IF NO CHOICE IS INDICATED ON THE ABOVE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

The Board of Directors knows of no other proposals to come before this meeting. IF ANY OTHER MATTERS SHOULD BE BROUGHT BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY OR THEIR SUBSTITUTES WILL VOTE THIS PROXY ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGMENT.

The undersigned hereby revokes any Proxy heretofore given, and ratifies all that said proxies may lawfully do or cause to be done by virtue hereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

EDUCATIONAL DEVELOPMENT CORPORATION

10302 East 55th Place, Tulsa, Oklahoma 74146

PROXY

THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS, JULY 21, 2011

The undersigned hereby appoints Randall W. White and Marilyn R. Pinney or either or both of them, proxies of the undersigned, with full power of substitution, to vote all shares of Educational Development Corporation ("EDC") owned by or standing in the name of the undersigned, at the Annual Meeting of Shareholders of EDC, to be held at the Educational Development Corporation office, 10302 E 55th Pl, Tulsa, Oklahoma, on July 21, 2011, at 10:00 o'clock A.M., local time, and at any adjournments.

(Continued and to be signed on the reverse side)

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